KeyCorp Goldman Sachs US Financial Services Conference 2013 Beth E. Mooney Chairman and Chief Executive Officer Focused Forward EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) continued strain on the global financial markets; (2) the slow progress of the U.S. economic recovery; changes in trade, monetary and fiscal policies; (3) our ability to anticipate interest rate changes correctly and manage interest rate risk; (4)
changes in local, regional and international business, economic or political conditions; (5) regulatory initiatives in the U.S., including the Dodd-Frank
Act, subjecting us to new and more stringent regulatory requirements; (6) the increase in unemployment or deterioration in real estate asset values or their failure to recover for an extended period of time; (7) adverse changes in credit quality trends; (8) our ability to determine accurate values of certain assets and liabilities; (9) adverse behaviors in securities, public debt, and capital markets ; (10) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (11) the soundness of other financial institutions; (12) our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel Committee; (13) our ability to receive dividends from our subsidiary, KeyBank; (14) downgrades in our credit ratings and the credit ratings of KeyBank; (15) our ability to timely and effectively implement our strategic initiatives; (16) operational or risk management failures; breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (17) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (18) the adequacy of our risk management programs; (19) adverse judicial proceedings; (20) increased competitive pressure due to industry consolidation; (21) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; and (22)
unanticipated adverse effects of acquisitions and dispositions of assets or businesses.
We provide greater detail regarding these factors in our 2012 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” “cash efficiency ratio,” and “adjusted cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix to this presentation or our most recent earnings press release, which is accessible at www.key.com/ir.

Progress Made on 2013 Key Focus Areas
Increased dividend by 10% in 2Q13
Repurchased $375 MM in shares
3Q13 YTD
Maintaining peer-leading capital position
Acquired and expanded
commercial relationships
Enhanced core consumer and
small business payment products
– Launched self-issuance credit card
capabilities
– Realigned merchant services
Achieved cost savings of $207 MM
through 3Q13
– Consolidated 6% of branches through 3Q13
– Streamlined support functions and
improved sales processes
Optimize and
Grow
Revenue
Improve
Efficiency
Effectively
Manage
Capital
Shareholder Payout %
Adj. Cash Efficiency Ratio
(a)
Credit Card Production (#) CF&A Loans ($)
3Q12
YTD
3Q13
YTD
46%
79%
2Q12 3Q13
69%
64%
3Q12
3Q13
3Q12
YTD
3Q13
YTD

+11% +58%
(7)%
+72%
(a) Excludes efficiency initiative and pension settlement charges; non-GAAP measure: see Appendix for reconciliation

+6%
$1,000
$900
$800
$700
$600
$899
$949
3Q12 YTD
3Q13 YTD

100%
75%
50%
25%
0%
79%
74%
70%
68%
60%
51%
50%
31%
26%
23%
5%

3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.8x
2.3x
2.0x
1.9x
1.6x
1.5x
1.5x
1.4x
1.4x
1.3x
1.3x
1.3x
1.3x

2013 Performance
Pre-provision Net Revenue
(a)
Price / Tangible Book Value, as of 11/30/13
Source: SNL Financial, peer SEC filings
Peers include BBT, CMA, FHN, FITB, HBAN,  MTB, PBCT, PNC, RF, STI, USB, and ZION; payout ratio excludes peers not participating in 2013 CCAR or CapPR
Executing on our commitments has driven
PPNR growth and peer leading shareholder
return through the
3rd
quarter…
… but Key remains focused on continuing to
close the valuation gap to peers

$ in millions
Total Shareholder Payout Ratio (3Q13 YTD)
Peers Peers
Median 1.5x
Median 51%
(a)   Pre-provision net revenue excludes gains from the redemption of trust preferred securities and net gains from the early termination of leveraged leases; non-GAAP measure: see Appendix for reconciliation

Focused Forward
Positive
Operating
Leverage
Committed to improving returns by driving the business forward, with positive operating leverage and disciplined risk and capital management
• Improve productivity
• Deliver solid organic revenue growth
• Drive continuous improvement culture
Disciplined
Capital
Management
Effective Risk
Management
• Execute relationship strategy with focus on segments and sectors where we have expertise and presence
• Maintain discipline and commitment to core risk appetite and tolerances
• Prioritize organic business growth and return of capital to shareholders, consistent with capital priorities
• Purposeful approach to capital management that is shareholder-friendly
I
II
III

Positive Operating Leverage
Key’s culture of continuous improvement is focused on both revenue and expense levers to deliver positive operating leverage
Infrastructure Sales and Service Products and Capabilities
Streamline overall infrastructure while
continuing to invest in new and
enhanced capabilities to better serve
clients and meet regulatory
requirements
Build cross-franchise capabilities to
acquire new and expand existing
client relationships across our
franchise
Invest in client-facing FTE and sales
process -- more productive bankers
calling on more targeted prospects
more often
•
Branch rationalization
•
Vendor management
•
Support alignment
•
Continued process improvement
•
Payments and card products
– Credit card
– Purchase card
– Prepaid card
– Merchant services
•
Treasury platform upgrades
•
Industry expertise
•
Digital channels
•
Sales FTE
– Corporate Banking
– Commercial Banking
– Private Banking
– Retail
•
Rigorous pipeline and
sales/relationship management
•
Goals and incentives
Driving Productivity Across the Franchise

I

100%
80%
60%
40%
20%
0%
13%
22%
8%
25%
32%
5%
27%
7%
16%
45%
1Q10
3Q13

4.0%
3.0%
2.0%
1.0%
0.0%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Key
Peer Median (a)

Effective Risk Management
Significant Improvement in Credit Quality
Enterprise-wide Risk Management Approach
• Execute rigorous and disciplined sales
approach
– Relationship-oriented model
– Clearly defined prospect pools
– Standard relationship reviews
• Target specific segments and sectors
where we have expertise
– Dedicated relationship bankers and product
experts
– Full suite of capabilities
• Clearly defined and well understood risk
appetite and tolerances
– Concentration and hold limits
– Client level ROE thresholds
• Risk management principles applied
actively
– Exited >2,000 client relationships that did not
fit our risk/return criteria
– Reduced non-core and construction CRE
– Divested businesses not consistent with
relationship strategy (i.e. Victory Capital
Management)
(a) Source: SNL; Peers include BBT, CMA, FITB, FHN, HBAN, MTB, PBCT, PNC, RF, STI, USB and ZION
II

Improved Loan Portfolio
Exit
Consumer
Leasing
CRE
CF&A
29%
(41)%
(14)%
(66)%
13%
Targeted areas for strategic growth;  reducing non-core assets
Early resolution through the credit cycle
For the past 12 quarters, Key
has been approximately 20%
better than peer median
Net charge-offs to average loans

Disciplined Capital Management
1. Organic Growth
4. Opportunistic Growth
Disciplined capital management allows Key to execute on its strategic priorities and maximize shareholder value
Capital Priorities
2. Dividends
3. Share Repurchases
• Franchise investments to drive execution of relationship
strategy: product capabilities, client-facing personnel mix
• 10% increase in common share dividend in 2Q13
• Repurchased $375 million 3Q13 YTD with remaining
authority of $187 million over the next two quarters
• Acquisitions to strengthen business: commercial servicing, credit card and Western NY branches
79% total payout to shareholders 3Q13 YTD, up from 46% in the prior year
III

Positive Operating Leverage

Effective Risk Management

Disciplined Capital Management

Focused Forward Key is well-positioned to grow and improve returns 9

Appendix 10 * * * * * * * * * *

Business Model: Aligned and Targeted
Traditional Bank Products Capital Markets Capabilities
Deposits & payments Loans
Wealth management &
private banking
Equipment
finance
Commercial mortgage
banking
Derivatives & foreign
exchange
Equity capital markets Equity research
M&A /
financial sponsors /
leveraged finance
Investment grade & high-
yield debt
Loan syndications Public finance
Local delivery of broad product set and industry expertise
Community Bank
Corporate Bank
Consumer          Energy          Healthcare         Industrial Public Sector         Real Estate
Targeted Industries

$3 $50 $1,500 $2,000
Commercial Client Revenue Size ($MM)
$25 $100 $250 $500

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c) From consolidated operations
(d) Non-GAAP measure: see slides 24-25 in Appendix for reconciliation
(e) Efficiency initiative charges include pension settlement in 3Q13
Metrics 3Q13 2Q13 1Q13 4Q12 3Q12
EPS – assuming dilution $  .25 $  .21 $  .21 $  .20 $  .22
Cash efficiency ratio (d) 67.5% 69.1% 66.0% 69.0% 64.1%
Adj. cash efficiency ratio (ex. initiative charges ) 63.6 65.4 64.5 67.5 63.3
Net interest margin (TE) 3.11 3.13 3.24 3.37 3.23
Return on average total assets 1.12 .95 .99 .96 1.06
Total loans and leases 5% 7% 6% 7% 6%
CF&A loans 11 14 16   21 24
Deposits (excl. foreign deposits) 5 8 7 7 7
Tier 1 common equity (d) 11.2% 11.2% 11.4% 11.4% 11.3%
Tier 1 risk-based capital 11.9 11.9 12.2 12.2 12.1
Tangible common equity to tangible assets (d) 9.9 10.0 10.2 10.2 10.4
NCOs to average loans .28% .34% .38% .44% .86%
NPLs to EOP portfolio loans 1.01 1.23 1.24 1.28 1.27
Allowance for loan losses to EOP loans 1.62 1.65 1.70 1.68 1.73
Financial
Performance
(a)
Balance
Sheet
Growth
(a), (b)
Capital
(c)
Asset
Quality
(a)
(d) (e)

Progress on Targets for Success
Focus areas
Metrics
(a)
KEY
FY11
KEY
FY12
KEY
3Q13 YTD
Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
87% 86% 84% 90-100%
Maintaining
moderate risk profile
NCOs to average loans 1.11% .69% .33%
40-60 bps
Provision to average loans (.12)% .45% .28%
Growing high
quality, diverse
revenue streams
Net interest margin 3.16% 3.21% 3.16% >3.50%
Noninterest income
to total revenue
42% 46% 43% >40%
Generating positive
operating leverage
Adj. cash efficiency ratio
(ex. efficiency initiative
charges)
(c)
67% 67% 65% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.17% 1.05% 1.02% 1.00-1.25%
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see slides 24-25 in Appendix for reconciliation

Total loans up 5%
$60.0
$45.0
$30.0
$15.0
$0.0
$50.7
$53.3
CF&A loans up 11%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

25%
20%
15%
10%
5%
0%
23%
17%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
.60%
.30%
.00%
$62.0
$65.4
.38%
.22%
Transaction deposits (b) up 10%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Efficient Balance Sheet: Improving Balance Sheet Mix
Average Loans Continue to Increase, Driven by Commercial, Financial & Agricultural (CF&A)
Exit Portfolios Home Equity & Other Total Commercial
Growth in Non-time Deposits with Improved Funding Cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
Cost of total deposits
Note: Loan and deposit figures represent average balances; deposits exclude deposits in foreign office
(a) Source: Federal Reserve H8; industry data are not seasonally adjusted
(b) Transaction deposits include noninterest-bearing, NOW, and MMDA
Key
U.S. Commercial Banks (a)

$ in billions
$ in billions
CF&A Loans
Cumulative change since 4Q11

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$578
$584
3.23%
3.11%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

$525
$450
$375
$300
$225
$150
$518
$54
$39
$31
$20
$459
$23
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

24%
18%
16%
14%
7%
8%
13%
15%
22%
19%
16%
9%
10%
9%

High Quality Revenue: Diverse Streams
TE = Taxable equivalent
(a)   Excludes gains from the redemption of trust preferred securities and leveraged lease terminations
Noninterest Income Diversity Provides Strength; Growth in Core Businesses
(a)
Net Interest Income & Net Interest Margin (TE) Trend
Net interest income (TE)
NIM
Noninterest Income
Leveraged lease termination gains TruPS gains
Trust and investment services
Investment banking and debt placement
Service charges on deposit accounts
Cards and payments Corporate Services
Operating lease income and other leasing gains Other
Continuing Operations

Continuing Operations
$ in millions
3Q13
Continuing Operations
$ in millions
3Q12

$800
$700
$600
$500
$400
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Ex. efficiency initiative charges (a) expenses down 4%

70%
65%
60%
2Q12
3Q12 (c)
4Q12
1Q13
2Q13
3Q13
Near term target: 60% - 65%

$300
$275
$250
$225
$200
$275
$284
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Operating Leverage: Driving Productivity and Efficiency
Adjusted cash efficiency ratio
(ex. efficiency initiative charges)
Cash efficiency ratio
(a) Efficiency initiative charges include pension settlement in 3Q13
(b) Non-GAAP measures: see slides 24-25 in Appendix for reconciliation
(c) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
Achieved Cost Savings Target; Focused on Further Efficiency Improvement
Efficiency initiative charges (a)
Driving Productivity Enhancements: Improving Annualized Revenue per FTE

$ in thousands
$ in thousands
Noninterest Expense Efficiency Ratio (b)

NPAs decreased by 19%
$1,000
$800
$600
$400
$200
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
$718
1.27%
$579
1.01%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

$150
$100
$50
$0
($50)
1.50%
1.00%
.50%
.00%
(.50)%
$109
.86%
$37
$28
.28%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

1.00%
0.75%
0.50%
0.25%
0.00%

Significant Improvement in Credit Quality Trends
Net charge-offs (NCOs)
Provision for loan and lease losses
NCOs to average loans
$ in millions
Moderate Risk Profile: Strong Credit Quality
Maintaining Moderate Risk Profile
3Q13 YTD Net Charge-offs to Average Loans
(a)
NPLs
NPLs to period-end loans
NPLs held for sale,
OREO & other NPAs

(a) Source: SNL; Peers include BBT, CMA, FITB, FHN, HBAN, MTB, PBCT, PNC, RF, STI, USB and ZION
Peers Peers

Outlook and Expectations
Loans
• Mid-single digit average balance growth
NIM
• Downward pressure in 4Q13 as a result of higher liquidity
Revenue
• Net interest income relatively stable in 2H13
• Continued strength in fee income businesses
Expense
• $680 - $700 million for 4Q13, including one-time charges
Efficiency
• 60% - 65% cash efficiency
NCOs / Provision
• Within or below targeted range of 40 – 60 bps of average loans
• Provision near the level of net charge-offs
Capital
• Remaining share repurchase authority of $187 million over the next two quarters

$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
$16.9
$17.7
2.89%
2.23%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

25%
20%
15%
10%
19%
19%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
• Portfolio composed of Agency or GSE backed
CMOs: Fannie, Freddie & GNMA
• No private label MBS or financial paper
• Average portfolio life at 9/30/13 of 3.8 years
compared to 3.2 years at 6/30/13
• Unrealized net gain of $3 million on available-for-
sale securities portfolio at 9/30/13
• Securities cash flows of $1.3 billion in 3Q13
and $1.5 billion in 2Q13
• Yields on purchases were 67 bps lower than
3Q13 maturities
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities

1.00%
.75%
.50%
.25%
.00%
.69%
.54%
.17%
.17%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
(16)%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
(11)%
(7)%

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
3Q13 2Q13 1Q13 4Q12 3Q12
Delinquencies to EOP total loans: 30-89 days .54% .47% .70% .80% .69%
Delinquencies to EOP total loans: 90+ days .17 .15 .16 .15 .17
NPLs to EOP portfolio loans 1.01 1.23 1.24 1.28 1.27
NPAs to EOP portfolio loans + OREO + Other NPAs 1.08 1.30 1.34 1.39 1.39
Allowance for loan losses to period-end loans 1.62 1.65 1.70 1.68 1.73
Allowance for loan losses to NPLs 160.4 134.4 137.4 131.8 136.0
Continuing Operations Continuing Operations

Period-
end
loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
9/30/13 3Q13 3Q13 2Q13 3Q13 2Q13 9/30/13 6/30/13 9/30/13 9/30/13 9/30/13
Commercial, financial and agricultural (a) $24,317 $23,864 $    4 $    8 .07 .14 $       102 $       146 $                370 1.52 362.75
Commercial real estate:
Commercial Mortgage 7,544 7,575 (8) (2) (.42) (.11) 58 106 172 2.28 296.55
Construction 1,058 1,073 (6) 1 (2.22) .38 17 26 36 3.40 211.76
Commercial lease financing 4,550 4,633 15 (2) 1.28 (.17) 22 14 64 1.41 290.91
Real estate – residential mortgage 2,198 2,193 2 4 .36 .74 98 94 35 1.59 35.71
Home equity:
Key Community Bank 10,285 10,247 12 14 .46 .56 198 205 82 .80 41.41
Other 353 364 2 5 2.18 5.16 13 16 14 3.97 107.69
Consumer other – Key Community Bank 1,440 1,435 7 5 1.94 1.44 2 3 27 1.88 N/M
Credit cards 698 700 8 6 4.53 3.45 4 11 34 4.87 850.00
Consumer other:
Marine 1,083 1,120 1 5 .35 1.66 25 30 31 2.86 124.00
Other 71 67 - 1 - 5.42 2 1 3 4.23 150.00
Continuing total (e) $53,597 $53,271 $  37 $  45 .28 .34 $       541 $       652 $               868 1.62 160.44
Discontinued operations 4,738 4,905 9 7 1.36 1.04 23 19 38 .80 165.22
Consolidated total $58,335 $58,176 $46 $  52 .33 .38 $       564 $       671 $               906 1.55 160.64
Credit Quality by Portfolio
Credit Quality
(a) 9-30-13 ending loan balances include $96 million of commercial credit card balances; 9-30-13 average loan balances include $96 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 9-30-13 and 6-30-13 NPL amounts exclude $18 million and $19 million respectively of purchased credit impaired loans acquired in July 2012.
(d)   Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)  9-30-13 ending loan balances include purchased loans of $176 million of which $18 million were purchased credit impaired
$ in millions
N/M = Not Meaningful

Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien $              16 $           23,209 744 35% .4% - - 1% 1% 98%
Second lien 337 23,003 729 82 32.5 - - - - 100
Total home equity loans and lines $            353 23,013 729 80 31.0 - - - - 100
Nonaccrual loans
First lien $                 1 $           24,247 729 33% - - - - - 100%
Second lien 12 24,712 702 82 35.1% - - - - 100
Total home equity nonaccrual loans $              13 24,685 703 80 33.0 - - - - 100
Exit Portfolio - Home Equity
Third quarter net charge-offs $                 2 - - - - 100%
Net loan charge-offs to average loans 2.18%
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien $             5,932 $           67,691 765 67% .6% 40% 6% 4% 4% 46%
Second lien 4,353 47,569 760 76 3.2 25 6 4 4 61
Total home equity loans and lines $           10,285 57,525 763 71 1.8 33 6 4 4 53
Nonaccrual loans
First lien $                 108 $           58,708 713 73% .4% 2% 3% 3% 5% 87%
Second lien 90 48,922 711 78 2.0 - 2 2 4 92
Total home equity nonaccrual loans $                 198 53,794 712 75 1.1 1 2 3 5 89
Community Bank - Home Equity
Third quarter net charge-offs $                   12 - 3% - 4% 93%
Net loan charge-offs to average loans .46%
(a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 74%, which compares to 75% at the end of the second quarter 2013.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
Home Equity Loans – 9/30/13
$ in millions, except average loan size

Exit portfolio (excl. discontinued operations) decreased by 23%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,056
$2,354
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
9-30-13 6-30-13
9-30-13 vs.
6-30-13
3Q13
(c)
2Q13
(c)
9-30-13 6-30-13
Residential properties – homebuilder $          26 $          26 - - $         1 $           8 $         8
Marine and RV floor plan 25 28 $            (3) - - 6 7
Commercial lease financing
(a)
796 931 (135) $        (2) (2) 1 1
Total commercial loans 847 985 (138) (2) (1) 15 16
Home equity – Other 353 375 (22) 2 5 14 16
Marine 1,083 1,160 (77) 1 5 25 31
RV and other consumer 71 69 2 - 1 2 -
Total consumer loans 1,507 1,604 (97) 3 11 41 47
Total exit loans in loan portfolio $     2,354 $     2,589 $        (235) $         1 $       10 $         56 $        63
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$    4,738 $     4,992 $        (254) $         9 $         7 $         23 $        19
$ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
and (3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended
9-30-13 6-30-13 9-30-12
Tangible common equity to  tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,206 $ 10,229 $ 10,251
Less: Intangible assets (a) 1,017 1,021 1,031
Preferred Stock, Series A (b) 282 282 291
Tangible common equity (non-GAAP)  $ 8,907 $ 8,926 $ 8,929
Total assets (GAAP) $ 90,708 $ 90,639 $ 86,950
Less: Intangible assets (a) 1,017 1,021 1,031
Tangible assets (non-GAAP) $ 89,691 $ 89,618 $ 85,919
Tangible common equity to tangible assets ratio (non-GAAP) 9.93% 9.96% 10.39%
Tier 1 common equity at period end
Key shareholders' equity (GAAP) $ 10,206 $ 10,229 $ 10,251
Qualifying capital securities 340 339 339
Less: Goodwill 979 979 979
Accumulated other comprehensive income (loss) (c) (409) (359) (109)
Other assets (d) 96 101 121
Total Tier 1 capital (regulatory) 9,880 9,847 9,599
Less: Qualifying capital securities 340 339 339
Preferred Stock, Series A (b) 282 282 291
Total Tier 1 common equity (non-GAAP)  $ 9,258 $ 9,226 $ 8,969
Net risk-weighted assets (regulatory) (d) $ 82,913 $ 82,528 $ 79,363
Tier 1 common equity ratio (non-GAAP) 11.17% 11.18% 11.30%
Three months ended Nine months ended
9-30-13 6-30-13 9-30-12 9-30-13 9-30-12
Pre-provision net revenue
Net interest income (GAAP) $ 578 $ 581 $ 572 $ 1,742 $ 1,663
Plus: Taxable-equivalent adjustment 6 5 6 17 18
Noninterest income (GAAP) 459 429 518 1,313 1,417
Less: Noninterest expense (GAAP) 716 711 712 2,108 2,084
Pre-provision net revenue from continuing operations (non-GAAP) $ 327 $ 304 $ 384 $ 964 $ 1,014
Pre-provision net revenue from continuing operations (non-GAAP) $ 964 $ 1,014
Less: Gains from redemption of trust preferred securities - 54
Less: Net gains from the early termination of leveraged leases 15 61
Adjusted pre-provision net revenue from continuing operations (non-GAAP) $ 949 $ 899
GAAP to Non-GAAP Reconciliation
$ in millions
(a) Three months ended September 30, 2013, June 30, 2013, and September 30, 2012 exclude $99 million, $107 million, and $130 million, respectively, of period end purchased credit card receivable intangible assets
(b) Net of capital surplus for the three months ended September 30, 2013 and June 30, 2013
(c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
(d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at 9-30-13, 6-30-13, and 9-30-12

Three months ended
9-30-13 6-30-13 9-30-12
Average tangible common equity
Average Key shareholders' equity (GAAP) $ 10,237 $ 10,314 $ 10,222
Less: Intangible assets (average) (a) 1,019 1,023 1,026
Preferred Stock, Series A (average) 291 291 291
Average tangible common equity (non-GAAP) $ 8,927 $ 9,000 $ 8,905
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 229 $ 193 $ 211
Average tangible common equity (non-GAAP) 8,927 9,000 8,905
Return on average tangible common equity from continuing operations (non-
GAAP) 10.18% 8.60% 9.43%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 266 $ 198 $ 214
Average tangible common equity (non-GAAP) 8,927 9,000 8,905
Return on average tangible common equity consolidated (non-GAAP) 11.82% 8.82% 9.56%
Three months ended
Nine
months
ended Twelve months ended
Cash efficiency ratio 9-30-13 6-30-13 9-30-12 9-30-13
12-31-12 12-31-11
Noninterest expense (GAAP) $ 716 $ 711 $ 712 $ 2,108 $ 2,818 $ 2,684
Less: Intangible asset amortization on credit cards (GAAP) 8 7 6 23 14 -
Other intangible asset amortization (GAAP) 4 3 3 11 9 4
Adjusted noninterest expense (non-GAAP) $ 704 $ 701 $ 703 $ 2,074 $ 2,795 $ 2,680
Net interest income (GAAP) $ 578 $ 581 $ 572 $ 1,742 $ 2,264 $ 2,267
Plus: Taxable-equivalent adjustment 6 5 6 17 24 25
Noninterest income (GAAP) 459 429 518 1,313 1,856 1,688
Total taxable-equivalent revenue (non-GAAP) $ 1,043 $ 1,015 $ 1,096 $ 3,072 $ 4,144 $ 3,980
Cash efficiency ratio (non-GAAP) 67.5% 69.1% 64.1% 67.5% 67.4% 67.3%
Three months ended
Nine
months
ended Twelve months ended
9-30-13 6-30-13 9-30-12 9-30-13 12-31-12 12-31-11
Adjusted cash efficiency ratio
Adjusted noninterest expense (non-GAAP) $ 704 $ 701 $ 703 $ 2,074 $ 2,795 $ 2,680
Less: Efficiency initiative and pension settlement charges (non-GAAP) 41 37 9 93 25 -
Net adjusted noninterest expense (non-GAAP) $ 663 $ 664 $ 694 $ 1,981 $ 2,770 $ 2,680
Total taxable-equivalent revenue (non-GAAP) $ 1,043 $ 1,015 $ 1,096 $ 3,072 $ 4,144 $ 3,980
Adjusted cash efficiency ratio (non-GAAP) 63.6% 65.4% 63.3% 64.5% 66.8% 67.3%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended September 30, 2013, June 30, 2013, and September 30, 2012  exclude $103 million, $110 million and $86 million, respectively, of average ending purchased credit card receivable intangible assets

Tier 1 Common Equity Under the Regulatory Capital Rules,
Incorporating Basel III Guidance (estimated)
(a)
KeyCorp & Subsidiaries
$ in billions
Quarter ended
Sept. 30, 2013
Tier 1 common equity under current regulatory rules $                    9.3
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and other (b) (.1)
Tier 1 common equity anticipated under the Regulatory Capital Rules (c) $                    9.1
Total risk-weighted assets under current regulatory rules $                  82.9
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year .5
Past Due Loans .2
Mortgage servicing assets (d) .6
Deferred tax assets (d) .2
Other 1.5
Total risk-weighted assets anticipated under the Regulatory Capital Rules $                  85.9
Tier 1 common equity ratio under the Regulatory Capital Rules 10.6%
(a) Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding